[PHOTO OMITTED]

                               [GRAPHIC OMITTED]

Smith Barney
California
Municipals
Fund Inc.

--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

February 28, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(sm)

Smith Barney California
Municipals Fund Inc.
================================================================================

The Smith Barney California Municipals Fund Inc. ("Fund") seeks to provide California investors with as high a level of dividend income exempt from Federal income taxes and California state personal income tax as is consistent with prudent investment management and the preservation of capital.

Smith Barney California Municipals Fund Inc.
Average Annual Total Returns
February 28, 1998

                                                       Without Sales Charges*
                                                    ----------------------------
                                                    Class A   Class B   Class C
================================================================================
One-Year                                              11.44%    10.88%    10.83%
--------------------------------------------------------------------------------
Five-Year                                              7.63      7.07       N/A
--------------------------------------------------------------------------------
Ten-Year                                               8.45       N/A       N/A
--------------------------------------------------------------------------------
Since Inception++                                      9.24      8.44     12.21
================================================================================

                                                         With Sales Charges**
                                                    ----------------------------
                                                    Class A   Class B   Class C
================================================================================
One-Year                                               6.97%     6.38%     9.83%
--------------------------------------------------------------------------------
Five-Year                                              6.75      6.91       N/A
--------------------------------------------------------------------------------
Ten-Year                                               8.01       N/A       N/A
--------------------------------------------------------------------------------
Since Inception++                                      8.92      8.44     12.21
================================================================================

* Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

** Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and C shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

"Throughout 1997, California has continued its strong economic expansion. The key component of this growth has been robust employment gains. California generated more than 500,000 new jobs over a broad range of industries (its strongest growth in 13 years). In addition, California also experienced a long-awaited rebound in residential real estate values. In fact, home prices have jumped an average of 10% over last year." IFC-1

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

          Class A           SHRCX

          Class B           SCABX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter........................ 1

Historical Performance.................... 4

Smith Barney California Municipals Fund
Inc. at a Glance.......................... 6

Schedule of Investments................... 7

Statement of Assets and Liabilities...... 20

Statement of Operations.................. 21

Statements of Changes in Net Assets...... 22

Notes to Financial Statements............ 23

Financial Highlights..................... 26

Independent Auditors' Report............. 29

Tax Information.......................... 30

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                                   [PHOTO OMITTED]

Heath B. McLendon                                 Joseph P. Deane
Chairman                                          Vice President and
                                                  Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney California Municipals Fund Inc. ("Fund") for the year ended February 28, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended February 28, 1998, the California Municipals Fund had a total return of 11.44%, 10.88% and 10.83% for its Class A, B and C shares, respectively. In comparison, the Fund's Lipper Analytical Services, Inc. peer group average posted a total return of 9.37% for the same period. (Lipper is a major fund-tracking organization.) Over the one- year period covered by this report, the Fund distributed income dividends totaling $0.84 per Class A share. Based on its net asset value ("NAV") of $16.99 as of February 28, 1998, and current monthly income dividend rate of $0.068 for Class A shares, this equates to an annualized distribution rate of 4.80%. For a California resident in the combined Federal and state income tax bracket of 45.3%, the Fund's tax-free yield of 4.80% is equivalent to a taxable yield of 8.78%.

Municipal Bond Market Update

If there was one overriding trend in the bond market over the past year, it had to be the benign inflationary environment despite strong economic growth and a relatively tight labor market. This is clearly the first time in my career as a portfolio manager that inflation has stayed subdued in the face of both of these events.

The bond market takes its ultimate cue from inflation and bonds experienced a meaningful rally during the past twelve months. A positive inflationary outlook continues today and that should, in our view, provide a reasonable backdrop for municipal bonds in the months ahead. And while municipal bonds have lagged a little on the upside versus taxable bonds, the after-tax spread between municipal and taxable bonds is very reasonable by historical standards. In our opinion, the difference in spreads between municipal and taxable bonds should make municipal bonds less vulnerable to any short-term rate increase if one occurs.

California Economic Highlights

Throughout 1997, California has continued its strong economic expansion. The key component of this growth has been robust employment gains. California generated more than 500,000 new jobs over a broad range of industries (its strongest job growth in 13 years). In addition, California also experienced a long-awaited rebound in residential real estate values. In fact, home prices have jumped an average of 10% over last year.

Strong economic growth coupled with conservative fiscal policy has allowed the California legislature to focus on educational, infrastructural and other public works needs in the Golden State. We think these initiatives should enable California to maintain its competitive edge for many years to come.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   1

Investment Strategy

As noted, the Fund seeks to provide California investors with as high a level of dividend income exempt from Federal income taxes and California state personal income tax as is consistent with conservative investment management and the preservation of capital. The Fund's average weighted maturity is approximately
19.6 years, but in every market downturn we have sought out coupons that would benefit from further drops in rates.

Our fundamental goal is to try and create portfolios that will provide shareholders with the ability to participate in the upside of the municipal bond market (when we think there's great potential), but we also exercise discipline amidst euphoria when the market experiences a serious rally.

We believe that our discipline over time produces attractive, long-term results and those are the only ones we try to achieve. Recently, our discipline led us, in early January (when the market was at its euphoric best), to sell some of our largest and more aggressive holdings. We then waited a bit and redeployed those assets in shorter maturity bonds that we think should prove to be rewarding. If the municipal bond market continues to exude strength (and it likely will during the first half of 1998), we will use ensuing market rallies to do more of the same. In our view, while the backdrop for bonds today is excellent, rates are at an historic low. Our philosophy therefore remains "know when to hold 'em, and know when to fold 'em."

Two characteristics of the Fund recently are its emphasis on extremely high-grade securities and, in the last market rally, a shorter average life since the middle of 1997.

In our view, there is much more value in the higher-rated issues today. Right now, there is not enough extra yield associated with lesser-rated bonds to justify the added risk, so our emphasis has been primarily on high-quality issues. Credit spreads have collapsed between different bond ratings. You are paid almost nothing extra today to buy higher-risk bonds and we don't think that condition will change any time soon.

As of February 28, 1998, 99% of the Fund's holdings were rated investment-grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc., with about 70% of the Fund invested in AAA bonds, the highest possible rating. (Investment-grade bonds are rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or within the highest four rating categories of any other nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.) The Smith Barney California Municipals Fund's largest holdings are concentrated in water and sewer bonds (23.6%), hospital bonds (10.0%), and transportation bonds (8.8%).

Municipal Bond Market Outlook
We anticipate the municipal bond market to be rather benign over the next six months. Yet, we still think there may be some upside potential in the market, especially if the long-term U.S. government bond drifts down toward 51/2%.

We believe that you cannot just manage for yield alone, and that is why we concentrate so much on total return. By making adjustments to a fund's average maturity, you can try to lessen the impact of volatility or take advantage of it. We think you are going to miss tremendous opportunities or make yourself more vulnerable to losses when you do not manage for total return.

Over the long term, you need to generate high total returns in order to provide shareholders with a substantial enough stream of overall distributions, especially when interest rates are heading down. In order to succeed in today's municipal bond market you need, in baseball terms, to hit singles and doubles and not try to hit home runs. We will, therefore, continue to apply our best efforts on your behalf and provide you with what


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders
we believe is the best investment vehicle possible consistent with our total-return philosophy. Thank you for investing in the Smith Barney California Municipals Fund.


Sincerely,


/s/ Heath B. McLendon   /s/ Joseph P. Deane
Heath B. McLendon       Joseph P. Deane
Chairman                Vice President and
                        Investment Officer

March 23, 1998


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    ------------------------
                                    Beginning            End         Income   Capital Gain         Return       Total
Year Ended                            of Year        of Year      Dividends   Distributions    of Capital     Returns(1)
=========================================================================================================================
2/28/98                                $16.26         $16.99          $0.84          $0.23          $0.00          11.44%
-------------------------------------------------------------------------------------------------------------------------
2/28/97                                 16.31          16.26           0.85           0.20           0.00           6.37
-------------------------------------------------------------------------------------------------------------------------
2/29/96                                 15.40          16.31           0.84           0.03           0.00          11.93
-------------------------------------------------------------------------------------------------------------------------
2/28/95                                 16.15          15.40           0.89           0.19           0.00           2.46
-------------------------------------------------------------------------------------------------------------------------
2/28/94                                 16.70          16.15           0.84           0.65           0.00           5.92
-------------------------------------------------------------------------------------------------------------------------
2/28/93                                 15.78          16.70           0.97           0.29           0.04          14.76
-------------------------------------------------------------------------------------------------------------------------
2/29/92                                 15.66          15.78           1.05           0.27           0.00           9.50
-------------------------------------------------------------------------------------------------------------------------
2/28/91                                 15.61          15.66           1.07           0.12           0.00           8.29
-------------------------------------------------------------------------------------------------------------------------
2/28/90                                 15.33          15.61           1.07           0.00           0.00           9.02
-------------------------------------------------------------------------------------------------------------------------
2/28/89                                 15.49          15.33           1.12           0.03           0.00           6.67
=========================================================================================================================
  Total                                                               $9.54          $2.01          $0.04
=========================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    ------------------------
                                    Beginning            End         Income   Capital Gain         Return       Total
Year Ended                            of Year        of Year      Dividends   Distributions    of Capital     Returns(1)
=========================================================================================================================
2/28/98                                $16.25         $16.98          $0.76          $0.23          $0.00          10.88%
-------------------------------------------------------------------------------------------------------------------------
2/28/97                                 16.32          16.25           0.77           0.20           0.00           5.73
-------------------------------------------------------------------------------------------------------------------------
2/29/96                                 15.40          16.32           0.76           0.03           0.00          11.39
-------------------------------------------------------------------------------------------------------------------------
2/28/95                                 16.15          15.40           0.80           0.19           0.00           1.89
-------------------------------------------------------------------------------------------------------------------------
2/28/94                                 16.70          16.15           0.76           0.65           0.00           5.40
-------------------------------------------------------------------------------------------------------------------------
Inception* -- 2/28/93                   15.84          16.70           0.28           0.29           0.01           9.27+
=========================================================================================================================
  Total                                                               $4.13          $1.59          $0.01
=========================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    ------------------------
                                    Beginning            End         Income   Capital Gain         Return       Total
Year Ended                            of Year        of Year      Dividends   Distributions    of Capital     Returns(1)
=========================================================================================================================
2/28/98                                $16.24         $16.97          $0.75          $0.23          $0.00          10.83%
-------------------------------------------------------------------------------------------------------------------------
2/28/97                                 16.31          16.24           0.77           0.20           0.00           5.68
-------------------------------------------------------------------------------------------------------------------------
2/29/96                                 15.40          16.31           0.76           0.03           0.00          11.30
-------------------------------------------------------------------------------------------------------------------------
Inception*-- 2/28/95                    14.19          15.40           0.23           0.19           0.00          11.72+
=========================================================================================================================
  Total                                                               $2.51          $0.65          $0.00
=========================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
                                             -----------------------------------
                                             Class A      Class B      Class C
================================================================================
Year Ended 2/28/98                             11.44%       10.88%       10.83%
--------------------------------------------------------------------------------
Five Years Ended 2/28/98                        7.63         7.07          N/A
--------------------------------------------------------------------------------
Ten Years Ended 2/28/98                         8.45          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 2/28/98                      9.24         8.44        12.21
================================================================================

                                                    With Sales Charge(2)
                                             -----------------------------------
                                             Class A      Class B      Class C
================================================================================
Year Ended 2/28/98                              6.97%        6.38%        9.83%
--------------------------------------------------------------------------------
Five Years Ended 2/28/98                        6.75         6.91          N/A
--------------------------------------------------------------------------------
Ten Years Ended 2/28/98                         8.01          N/A          N/A
--------------------------------------------------------------------------------
Inception* through 2/28/98                      8.92         8.44        12.21
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                   Without Sales Charge(1)
================================================================================
Class A (2/28/88 through 2/28/98)                          125.13%
--------------------------------------------------------------------------------
Class B (Inception* through 2/28/98)                        53.74
--------------------------------------------------------------------------------
Class C (Inception* through 2/28/98)                        46.14
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are April 9, 1984, November 6, 1992 and November 14, 1994, respectively.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   5

--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the Smith Barney California Municipals Fund Inc. vs. the Lehman Brothers Municipal Bond Index and the Lipper California Municipal Fund Average+
--------------------------------------------------------------------------------

                         February 1988 -- February 1998

   [The following table was depicted as a line chart in the printed material]

                     Smith Barney                            Lipper
                      California      Lehman Brothers      California
                      Municipal       Municipal Bond        Municipal
                      Funds Inc.          Index           Fund Average
                     ------------     ---------------     ------------
2/88                      9597             10000             10000
2/89                     10237             10622             10638
2/90                     11161             11712             11592
2/91                     12086             12793             12533
2/92                     13033             14070             13725
2/93                     14957             16008             15648
2/94                     15840             16894             16504
2/95                     16229             17212             16544
2/96                     18226             19114             18255
2/97                     19388             20167             19219
2/98                     21606             22270             20991

+ Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1988, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through February 28, 1998. The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last 5 years, having a minimum credit rating of at least Baa and a maturity of at least 2 years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper California Municipal Fund Average is composed of an average of the Fund's peer group of 103 mutual funds investing in California municipal bonds as of February 28, 1998. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
---------------------------------------------------------------

Education                                                  7.1%
General Obligation                                         7.0%
Hospitals                                                 10.0%
Housing: Multi-Family                                      3.9%
Housing: Single-Family                                     2.5%
Pollution Control Revenue                                  1.7%
Pre-Refunded                                               5.2%
Solid Waste                                                1.9%
Tax Allocation                                             5.3%
Transportation                                             8.8%
Utilities                                                  4.6%
Water & Sewer                                             23.6%
Other                                                     18.4%

* As a percentage of total investments.

Summary of Investments by Combined Ratings
---------------------------------------------------------------
                     Standard                 Percentage
  Moody's             &Poor's            of Total Investments
---------------------------------------------------------------
    Aaa                 AAA                      69.5%
    Aa                  AA                       10.2
     A                   A                       12.5
    Baa                 BBB                       4.4
    Ba                  BB                        0.1
VMIG 1/P-1              A-1                       2.6
    NR                  NR                        0.7
                                               -------
                                                100.0%
                                               -------


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Education -- 7.1%
  $2,000,000   AAA              Adelanto School District, Series B, FGIC-lnsured,
                                  zero coupon due 9/1/18                                                          $   710,000
                                California Educational Facilities Authority Revenue,
                                  Southwestern University Project:
   2,635,000   A3*                  6.600% due 11/1/14                                                              2,924,850
   4,505,000   A3*                  6.700% due 11/1/24                                                              5,023,075
                                California State Public Works Board, Lease Revenue:
   1,000,000   A                  High Technology Facility, San Jose Facilities,
                                    Series A, 7.750% due 8/1/06                                                     1,212,500
                                  Various California State University Projects:
                                    Series B:
   3,085,000   A                      5.400% due 9/1/13                                                             3,200,688
   3,245,000   A                      5.450% due 9/1/14                                                             3,370,744
   2,425,000   A                      5.500% due 9/1/15                                                             2,525,031
   1,400,000   A                      5.550% due 9/1/16                                                             1,456,000
                                    Series C, AMBAC-lnsured:
   6,590,000   AAA                    5.000% due 9/1/13                                                             6,655,900
   6,000,000   AAA                    5.000% due 9/1/14                                                             6,022,500
   6,000,000   AAA              Campbell Unified School District, FGIC-lnsured, 5.000% due 8/1/17                   5,925,000
   1,400,000   AAA              Eastside Unified High School District, Santa Clara County, Series B,
                                  FGIC-lnsured, 5.000% due 9/1/18                                                   1,389,500
   1,750,000   AAA              Escondito Unified School District, Series A,
                                  FGIC-Insured, 5.125% due 9/1/15                                                   1,774,063
     100,000   AAA              Kern High School District, Series C, MBIA-lnsured, (Escrowed to
                                  Maturity with U.S. government securities), 8.750% due 8/1/03                        122,875
   2,000,000   AAA              Lancaster School District COP, FSA-lnsured, 5.125% due 4/1/14                       2,020,000
   2,300,000   AAA              Rio Linda Unified School District, FSA-lnsured, 5 250% due 8/1/17                   2,334,500
                                San Diego Community College District, Lease Revenue, MBIA-lnsured:
   1,250,000   AAA                6.125% due 12/1/16                                                                1,378,125
   3,460,000   AAA                5.250% due 12/1/21                                                                3,477,300
   1,530,000   AAA              Santa Rosa High School District, FGIC-lnsured, 5.900% due 5/1/14                    1,644,750
                                Standard School District COP, (Capital Improvement Project), Series A:
     320,000   A-                 6.200% due 3/1/10                                                                   342,800
     340,000   A-                 6.250% due 3/1/11                                                                   363,375
   4,500,000   A3*              Ukiah Unified School District COP, (Measure A Capital Projects),
                                  6.000% due 9/1/10                                                                 4,623,750
   2,600,000   AAA              Victor Valley Unified High School District, MBIA-lnsured,
                                  5.750% due 11/1/17                                                                2,765,750
   2,500,000   Baa1*            Yuba City Unified School District, COP, (Ardors Karperos School
                                  Construction Proiect), 6.700% due 2/1/13                                          2,728,124
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   63,991,200
-----------------------------------------------------------------------------------------------------------------------------
Electric -- 0.7%
                                Sacramento Power Authority, Cogeneration Project Revenue:
   1,800,000   BBB-               6.500% due 7/1/07                                                                 2,013,750
   1,800,000   BBB-               6.500% due 7/1/08                                                                 1,998,000
   2,200,000   BBB-               6.500% due 7/1/09                                                                 2,425,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,437,250
-----------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
General Obligation -- 7.0%
                                California State GO:
 $30,000,000   AAA                AMBAC-Insured, 5.000% due 10/1/18                                               $29,550,000
                                  Veterans Series:
     455,000   A+                   Series AL, 9.700% due 4/1/02                                                      550,550
     725,000   A+                   Series AM, 9.000% due 10/1/02                                                     871,813
                                    Series AT:
   4,000,000   A+                     9.700% due 2/1/01                                                             4,620,000
   1,000,000   A+                     9.500% due 2/1/10                                                             1,440,000
   2,000,000   A+                   Series AU, 8.400% due 10/1/06                                                   2,575,000
   1,000,000   Aa1*             San Diego Public Safety Communication Project, 6.650% due 7/15/11                   1,206,250
   1,500,000   AAA              Santa Margarita/Dana Point Authority Revenue GO,
                                  Water Improvement Districts 3-3A-4 & 4A, Series B,
                                MBIA-Insured, 7.250% due 8/1/14                                                     1,914,375
  20,000,000   AAA              Santa Margarita/Dana Point Authority Revenue GO, Series A,
                                  AMBAC-Insured, 5.125% due 8/1/18                                                 19,950,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   62,677,988
-----------------------------------------------------------------------------------------------------------------------------
Hospitals -- 10.0%
   1,500,000   A+               ABAG Finance Authority for Nonprofit Corps., COP,
                                  (Rehabilitation Mental Health Services Inc. Project),
                                  California Mortgage Insured, 6.550% due 6/1/22                                    1,614,375
     245,000   A+               California Health Facilities Authority Revenue, Victory Valley
                                  Community Hospital, Series 84-A, 9.875% due 7/1/12                                  245,919
                                California Health Facilities Financing Authority Revenue:
                                  AMBAC-Insured:
   5,620,000   AAA                  Catholic Healthcare West, Series E, 5.250% due 7/1/16                           5,676,200
   2,500,000   AAA                  Insured Catholic Health Facilities, 5.750% due 7/1/15                           2,656,250
   1,150,000   A+                 Episcopal Homes, Series A, 7.700% due 7/1/18                                      1,186,156
                                  Series A, MBIA-Insured:
   2,000,000   AAA                  Cedars-Sinai Center, 5.125% due 8/1/17                                          1,987,500
   2,000,000   AAA                  Catholic Healthcare West, 5.000% due 7/1/17                                     1,962,500
   3,000,000   AAA                  Catholic Healthcare West, 5.125% due 7/1/24                                     2,962,500
   1,200,000   VMIG1*             St. Joseph's Health System, Series A, 3.550% due 7/1/13(b)                        1,200,000
                                  Sutter Health:
                                    Series A, FSA-Insured:
   1,470,000   AAA                    5.125% due 8/15/17                                                            1,464,488
   1,500,000   AAA                    5.250% due 8/15/27                                                            1,500,000
   2,400,000   VMIG1*               Series A, LOC-Morgan Guaranty Trust, 3.650% due 3/1/20(b)                       2,400,000
  10,000,000   VMIG1*               Series B, AMBAC-Insured, 3.650% due 7/1/12(b)                                  10,000,000
                                California Statewide Community Development Authority Revenue COP:
   4,515,000   AAA                Industrial Health Facilities, Unihealth, Series A, AMBAC-Insured,
                                    5.500% due 10/1/07                                                              4,836,694
   1,100,000   A+                 Solheim Lutheran Home, 6.500% due 11/1/17                                         1,199,000
                                  St. Joseph's Health System:
   4,825,000   AA                   5.500% due 7/1/14                                                               4,951,655
   6,000,000   AA                   6.625% due 7/1/21                                                               6,907,500
   4,000,000   AA                   5.250% due 7/1/21                                                               4,010,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Hospitals -- 10.0% (continued)
                                  Sutter Health Obligated Group:
                                    MBIA-Insured:
  $3,500,000   AAA                    5.500% due 8/15/09                                                          $ 3,692,500
     500,000   AAA                    6.000% due 8/15/25                                                              540,625
   1,095,000   A+                   Villaview Community, 7.000% due 9/1/09                                          1,201,763
                                Fresno Health Facilities Revenue, Holy Cross Health System Corp.:
   2,200,000   AA                 5.200% due 12/1/04                                                                2,307,250
   2,435,000   AA                 5.375% due 12/1/06                                                                2,562,838
   1,000,000   AA                 St. Agnes, 6.625% due 6/1/21                                                      1,092,500
   1,000,000   AAA              Modesto Health Facilities Revenue, Memorial Hospital Association,
                                  Series B, MBIA-Insured, 5.125% due 6/1/17                                           996,250
   2,000,000   A                Riverside County Asset Leasing Corp., (Riverside County Hospital
                                  Project), Series A, 6.375% due 6/1/09                                             2,165,000
   2,750,000   A-               San Joaquin County COP, (General Hospital Project 1993),
                                  6.250% due 9/1/13                                                                 2,956,250
     845,000   AAA              Santa Rosa Hospital Revenue, (Santa Rosa Hospital Memorial
                                  Project), (Escrowed to Maturity with U.S. government
                                  securities), 10.300% due 3/1/11                                                   1,149,200
   1,250,000   AAA              Sequoia Hospital District Revenue, (Escrowed to Maturity with U.S.
                                  government securities), 5.375% due 8/15/23                                        1,290,624
   9,805,000   A                Torrance Hospital Revenue Bonds, Little County of Mary Hospital,
                                  6.875% due 7/1/15                                                                10,687,450
   1,500,000   NR               Valley Health System COP, 6.875% due 5/15/23                                        1,635,000
   1,000,000   BBB-             Woodland Hospital Revenue COP, Woodland Memorial Hospital,
                                  8.200% due 8/1/15                                                                 1,032,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   90,070,237
-----------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.9%
   1,250,000   AAA              ABAG County, Series 96A, FNMA-Collateralized,
                                  5.700% due 11/1/06(c)                                                             1,320,312
                                California HFA:
                                  Home Mortgage Revenue:
                                   Series B:
     185,000   Aa2*                  8.600% due 8/1/19(d)                                                             190,217
   3,000,000   AAA                   AMBAC-Insured, 5.150% due 2/1/18(d)                                            2,977,500
     350,000   Aa2*                  Project 1983, zero coupon due 8/1/15                                              59,937
     280,000   Aa2*                Series C, 8.300% due 8/1/19(d)                                                     287,453
                                   Series E:
     505,000   Aa2*                  8.250% due 8/1/08(d)                                                             517,892
     380,000   Aa*                   8.350% due 8/1/19(d)                                                             389,883
   5,225,000   AA                    6.375% due 8/1/27(d)                                                           5,649,530
     990,000   Aa2*                Series F-1, 7.000% due 8/1/26(d)                                                 1,065,488
                                 Series A:
       5,000   AAA                 1985, MBIA-Insured, 8.750% due 8/1/10                                                5,169
   1,595,000   A+                  6.625% due 2/1/24(d)                                                             1,694,687
     480,000   AAA               Series C, MBIA-Insured, 7.000% due 8/1/23(d)                                         512,400


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                   9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Housing: Multi-Family -- 3.9% (continued)
  $6,000,000   AAA              California Statewide Community Development Authority, COP,
                                  St. Joseph's Health System Group, Series E, FNMA-Collateralized,
                                  6.400% due 6/1/28(d)                                                            $ 6,390,000
   2,250,000   A+               California State Department of Veterans Affairs, Series B,
                                  5.500% due 12/1/18(d)                                                             2,264,062
   1,685,000   NR               Hayward Housing Authority Revenue, FNMA-Collateralized, Family
                                  Revenue, Cypress Gardens, Series C, 9.375% due 12/1/18                            1,891,413
   6,000,000   AAA              Pleasanton-Suisun City HFA, Home Mortgage, Series A,
                                  MBIA-Insured, (Escrowed to Maturity with U.S. government
                                  securities), zero coupon due 10/1/16                                              2,190,000
   1,750,000   AAA              Riverside County Housing Authority, Multi-Family Housing Revenue,
                                  Brandon Place Apartments, Series B, FNMA-Collateralized,
                                  5.625% due 7/1/09(d)                                                              1,839,687
   1,500,000   Aa3*             San Jose Multi-Family Timberwood Apartments, Series A,
                                  LOC - Wells Fargo Bank, 7.500% due 2/1/20                                         1,537,500
   1,320,000   AAA              Santa Rosa Mortgage Revenue, (Village Square Apartments Project),
                                  Series A, FHA-Insured, 6.875% due 9/1/27                                          1,443,750
   2,755,000   AAA              Victorville Multi-Family Housing Revenue, Wimbledon Apartments,
                                  Series A, GNMA-Collateralized, 6.300% due 4/20/31                                 2,923,743
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   35,150,623
-----------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.5%
                                California HFA Revenue Bonds, Home Mortgage:
      10,000   Aa2*               10.250% due 2/1/14                                                                   10,131
     310,000   Aa2*               Capital Appreciation, Series 1984-B, zero coupon due 8/1/16                          39,839
   8,000,000   AAA                Single-Family Mortgage, Issue A-2, FHA-Insured,
                                  6.350% due 8/1/15(c)(d)                                                           8,600,000
     270,000   AAA              Contra Costa County Home Mortgage Revenue, Mortgage Backed
                                  Securities Program, GNMA-Collateralized, (Escrowed to Maturity
                                  with U.S. government securities), 7.750% due 5/1/22(d)                              350,663
                                Los Angeles Home Mortgage Revenue Bonds, GNMA-Collateralized:
     865,000   Aaa*               Second Mortgage Project, 8.100% due 5/1/17                                          978,531
     585,000   AAA                Single-Family Mortgage Revenue, Mortgage Backed Securities
                                    Program, Issue A, 7.550% due 12/1/23(d)                                           612,786
   3,325,000   AAA              Perris County, Single-Family Mortgage, GNMA-Collateralized,
                                  (Escrowed to Maturity with U.S. government securities),
                                  8.300% due 6/1/13(d)                                                              4,397,311
                                Riverside County Housing Authority Revenue Bonds,
                                  Single-Family Mortgage Revenue, GNMA-Collateralized, Series A,
                                  (Escrowed to Maturity with U.S. government securities):
   2,620,000   AAA                  8.300% due 11/1/12(d)                                                           3,500,975
   1,000,000   AAA                  7.800% due 5/1/21(d)                                                            1,336,250
   1,500,000   AAA              Sacramento County Single-Family Mortgage Revenue, Issue A,
                                  GNMA-Collateralized, (Escrowed to Maturity with U.S. government
                                  securities), 8.125% due 7/1/16(d)                                                 2,015,625
     110,000   AAA              San Francisco City & County Single-Family Mortgage Revenue,
                                  GNMA/FNMA-Collateralized, 7.450% due 1/1/24(d)                                      115,500
     180,000   AAA              Southern California HFA, Single-Family Mortgage Revenue,
                                  GNMA/FNMA-Collateralized, Series B, 7.750 due 3/1/24(d)                             190,575
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   22,148,186
-----------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Industrial Development -- 0.1%
  $1,000,000   Aa2*             Los Angeles IDA, IDR, (Altshule Properties Project),
                                  7.200% due 10/1/11(d)                                                           $ 1,037,290
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 17.6%
     500,000   A1*              ABAG Finance Authority Nonprofit Corps., COP,
                                  Peninsula Family, YMCA, Series A, 6.800% due 10/1/11                                526,875
   2,445,000   AAA              Alameda County COP, Refunding & Capital Projects,
                                  AMBAC-Insured, 5.000% due 6/1/12                                                  2,460,281
   2,500,000   NR               Alhambra, Arcadia, Azusa Counties, Independent Cities,
                                  Risk Management Authority, COP, 7.250% due 3/1/07                                 2,525,600
   2,000,000   AAA              Anaheim COP, Regular Fixed Option Bonds, MBIA-Insured,
                                  6.200% due 7/16/23                                                                2,240,000
                                Anaheim County Financing Authority, (Public Improvements Project),
                                  Series C, FSA-Insured, Capital Appreciation:
   8,945,000   AAA                  Zero coupon due 9/1/21                                                          2,672,319
  10,000,000   AAA                  Zero coupon due 9/1/22                                                          2,837,500
  10,000,000   AAA                  Zero coupon due 9/1/23                                                          2,662,500
   1,025,000   Baa*             Azusa COP, (Capital Improvements Refinancing Project),
                                  6.625% due 8/1/13                                                                 1,095,469
                                Brisbane Redevelopment Agency, Brisbane Community Redevelopment
                                  Bonds:
     200,000   AA                   9.400% due 5/1/05                                                                 203,682
     220,000   AA                   9.400% due 5/1/06                                                                 224,033
                                California Public Capital Improvements Finance Authority Revenue,
                                  (Pooled Project):
     750,000   Baa*                 Series A, 8.500% due 3/1/18                                                       778,455
     565,000   AAA                  Series B, BIG-Insured, 8.100% due 3/1/18                                          589,832
   2,500,000   Baa*             California Special Districts Finance Authority, COP, Series A,
                                  8.500% due 7/1/18                                                                 2,579,350
   5,000,000   AAA              California State Department of Transportation, COP, Series A,
                                  MBIA-Insured, 5.250% due 3/1/16                                                   5,068,750
   5,000,000   AAA              California State University Headquarters Building Authority,
                                  Series B, MBIA-Insured, 5.125% due 9/1/17                                         5,012,500
     150,000   A-               Concord Santa Cruz South Gate COP, Series A, 7.625% due 6/1/11                        150,816
                                Contra Costa County COP, (Capital Projects), AMBAC-Insured:
   4,630,000   AAA                5.250% due 2/1/17                                                                 4,670,513
   3,000,000   AAA                5.250% due 2/1/21                                                                 3,015,000
                                Dublin COP, (Civic Center Project), AMBAC-Insured:
   1,305,000   AAA                5.600% due 2/1/06                                                                 1,319,681
   1,380,000   AAA                5.625% due 2/1/07                                                                 1,395,525
                                Fresno Joint Powers Financing Authority, Local Agency Revenue,
                                  Series A:
   2,000,000   BBB                  6.000% due 9/2/01                                                               2,075,000
   1,000,000   BBB                  6.200% due 9/2/03                                                               1,046,250
   1,500,000   BBB                  6.550% due 9/2/12                                                               1,620,000
     100,000   VMIG1*           Irvine Import, Board Act 1915, Updates Assessment District
                                  No. 89-10, 3.650% due 9/2/15(b)                                                     100,000
   5,000,000   AAA              Long Beach Board Finance Authority Lease Revenue, (Civic Center
                                  Project), Series A, MBIA-Insured, 5.000% due 10/1/17                              4,925,000
   3,250,000   AAA              Los Angeles County Community Facilities, District No. 3 Special
                                  Tax Refunding, Series A, FSA-Insured, 5.500% due 9/1/14                           3,445,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Miscellaneous -- 17.6% (continued)
                                Los Angeles County COP:
 $ 2,000,000   AAA                Special Linked SAVRS & RIBS, 6.708% due 6/1/15                                  $ 2,197,500
   1,000,000   Baa1*              Structured Yield Curve Note, 6.600% due 11/1/11                                   1,103,750
   7,500,000   AA               Los Angeles County Public Works Financing Authority Revenue,
                                  Regional Park & Open Space District, Series A,
                                  5.000% due 10/1/19                                                                7,303,125
   2,670,000   AAA              Ontario Redevelopment Finance Authority Revenue, (Project No. 1),
                                  MBIA-Insured, (Escrowed to Maturity with U.S. government
                                  securities), 5.800% due 8/1/23                                                    2,803,500
   1,500,000   AAA              Orange County Community Facility District 86-1, FSA-Insured,
                                  7.125% due 8/15/17                                                                1,593,750
   1,300,000   Baa*             Orange County Public Facility COP, Solid Waste Revenue,
                                  7.875% due 12/1/07                                                                1,365,715
   6,000,000   AAA              Orange County Recovery COP, Series A, MBIA-Insured,
                                  5.875% due 7/1/19                                                                 6,487,500
     920,000   Baa*             Pleasanton Joint Powers Financing Authority Revenue, Series A,
                                  6.150% due 9/2/12                                                                   989,000
   7,000,000   AAA              Puerto Rico Commonwealth Infrastructure Financing Authority, Series A,
                                  AMBAC-Insured, 5.000% due 7/1/16                                                  7,008,750
                                Sacramento County COP, (Public Facilities Project):
                                  AMBAC-Insured:
  14,495,000   AAA                  4.750% due 10/1/17                                                             13,878,963
   3,750,000   AAA                  4.750% due 10/1/27                                                              3,525,000
   4,700,000   AAA                Solid Waste Facilities, MBIA-Insured, 5.205% due 12/1/16                          4,770,500
   2,800,000   AAA              Salida Area Public Financing Agency Community Facilities District,
                                  Special Tax No. 1988-1, FSA-Insured, 5.250% due 9/1/18                            2,817,500
   2,000,000   AAA              San Bernadino COP, (Capital Facilities Project), Series B,
                                  Escrowed to Maturity with U.S. government securities),
                                6.875% due 8/1/24                                                                   2,540,000
                                San Diego County COP:
   9,000,000   AAA                Central Jail Refunding, AMBAC-Insured, 5.000% due 10/1/25                         8,786,250
   1,000,000   AAA                Regular Fixed Option Certificates, MBIA-Insured, 6.363%
                                    due 11/18/19                                                                    1,070,000
     135,000   A*               San Francisco Downtown Parking, Corporate Parking Revenue Bonds,
                                  6.250% due 4/1/04                                                                   148,669
   4,310,000   Aaa*             San Marcos Public Facilities Authority, Public Facilities Revenue,
                                  (Escrowed to Maturity with U.S. government securities),
                                  zero coupon due 1/1/19                                                            1,438,463
   5,995,000   AAA              San Ramone COP, (Central Park Project), FSA-Insured,
                                  5.000% due 8/1/24                                                                 5,867,606
   2,875,000   AAA              Santa Ana Financing Authority Lease Revenue, Police Administration
                                  & Holding Facility, Series A, MBIA-Insured, 6.250% due 7/1/24                     3,396,094
   3,460,000   A+               Santa Barbara County COP, 5.700% due 3/1/11                                         3,585,425
   7,180,000   AAA              Santa Maria Redevelopment Agency, Town Center Package,
                                  FSA-Insured, 5.000% due 6/1/16                                                    7,072,300
   2,215,000   AA-              Simi Valley Community Development Agency COP, Simi Valley
                                  Business Center, 6.050% due 10/1/18, Mandatory Put 10/1/99                        2,278,681


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Miscellaneous -- 17.6% (continued)
                                Sonoma County COP, Detention Facilities Improvement Project:
 $ 4,200,000   A+                 5.000% due 11/15/13                                                             $ 4,105,500
   3,000,000   A+                 5.000% due 11/15/17                                                               2,898,750
   2,000,000   AAA              South Orange County Public Finance Authority, Special Tax Revenue,
                                  Series A, MBIA-Insured, 7.000% due 9/1/10                                         2,470,000
   1,000,000   A-1+             Valdez Alaska Marine Terminal Revenue, Exxon Pipeline Co. Project,
                                  3.650% due 12/1/33(b)                                                             1,000,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  157,742,222
-----------------------------------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.7%
                                California Financing Authority:
                                  PCR:
   2,500,000   AA-                  Pacific Gas & Electric Co., Series B, 6.350% due 6/1/09(d)                      2,731,250
                                    San Diego Gas & Electric, Series A:
   5,800,000   A                      5.900% due 6/1/14                                                             6,438,000
   1,500,000   A+                     6.800% due 6/1/15(d)                                                          1,803,750
     500,000   BBB                Resource Recovery Revenue, Series A, Waste Management,
                                    7.150% due 2/1/11(d)                                                              545,625
   2,900,000   A-1+             California Pollution Control Financing Authority, PCR, Pacific Gas &
                                  Electric, Series C, 3.650% due 11/1/26(b)(d)                                      2,900,000
     700,000   P-1*             California Pollution Control Financing Authority, Resource Recovery
                                  Revenue, Ultrapower Rocklin, Series A, 3.650% due 6/1/17(b)(d)                      700,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,118,625
-----------------------------------------------------------------------------------------------------------------------------
Pre-Refunded(a) -- 5.2%
   2,500,000   AAA              California Educational Facilities Authority Revenue, University of
                                  San Diego, (Call 10/1/02 @ 102), 6.500% due 10/1/22                               2,793,750
                                California Health Facilities Financing Authority Revenue:
     115,000   AAA                Community Provider Pooled Loan, Series A, (Call 6/1/00 @
                                    102), 7.350% due 6/1/20                                                           125,638
   1,250,000   AAA                South Coast Medical Center, (Call 7/1/00 @ 102),
                                    7.250% due 7/1/15                                                               1,365,625
   1,450,000   AAA              California Health Facilities Finance Authority, St. Elizabeth Hospital,
                                  (Call 11/15/02 @ 102), 6.200% due 11/15/09                                        1,605,875
   1,500,000   AAA              California Lease Finance Authority COP, Nevada County,
                                  (Call 10/1/98 @ 101), 7.600% due 10/1/19                                          1,519,395
                                California Public Works Board, Lease Revenue, Series A:
   2,000,000   AAA                California State University Project, (Call 10/1/02 @ 102),
                                    6.700% due 10/1/17                                                              2,257,500
   1,000,000   AAA                Department of Corrections State Prison, Series A,
                                    (Call 9/1/00 @ 102), 7.000% due 9/1/09                                          1,092,500
   1,245,000   AAA              Concord Redevelopment Agency Tax Allocation Bonds, Series 3,
                                  MBIA-Insured, (Call 7/1/98 @ 102), 8.000% due 7/1/18                              1,287,504
   1,405,000   AAA              Contra Costa County COP, Merrithew Memorial Hospital,
                                  (Call 11/1/02 @ 102), 6.500% due 11/1/06                                          1,575,356
   1,500,000   AAA              Desert Hospital District, COP, (7/1/00 Call @ 102), 8.100%
                                  due 7/1/20                                                                        1,668,750
   1,000,000   AAA              Inglewood Insured Hospital Revenue Bonds, Daniel Freeman
                                  Hospital Inc., (Call 5/1/01 @ 102), 6.750% due 5/1/13                             1,098,750
     465,000   AAA              Local Government Finance Joint Powers Authority Revenue, Anaheim
                                  Redevelopment Agency, Series A, (Call 9/1/98 @ 102), 8.200%
                                  due 9/1/15                                                                          484,511


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Pre-Refunded(a) -- 5.2% (continued)
  $  450,000   AAA              Los Angeles California Convention & Exhibition Center Authority,
                                  (Call 12/1/05 @ 100), 9.000% due 12/1/20                                        $   593,438
     500,000   AAA              Los Angeles County Transportation Community, Sales Tax Revenue,
                                  Series A, (Call 7/1/98 @ 102), 8.000% due 7/1/18                                    517,070
                                Los Angeles Department of Water & Power:
                                  Electric Plantation Revenue:
   1,000,000   AAA                  Call 5/1/98 @ 102, 7.900% due 5/1/28                                            1,026,350
   1,950,000   AAA                  Call 1/15/01 @ 102, 7.100% due 1/15/31                                          2,140,125
   1,550,000   AAA                Water Works Revenue, (Call 2/15/99 @ 102), 7.200%
                                    due 2/15/19                                                                     1,630,972
     125,000   AAA              Martinez Home Mortgage, (Call 8/1/02 @ 100), 10.750%
                                  due 2/1/16                                                                          198,281
                                Mojave Water Agency, Improvement District, Morongo Basin,
                                  (Call 9/1/02 @ 102):
   1,500,000   AAA                  6.600% due 9/1/13                                                               1,683,750
   5,510,000   AAA                  6.600% due 9/1/22                                                               6,184,975
     500,000   AAA              Oceanside COP, AMBAC-Insured, (Call 8/1/02 @ 102), 7.300%
                                  due 8/1/21                                                                          574,375
                                Orange County Community Facility District:
   1,000,000   AAA                Rancho Santa Margarita, (Call 8/15/98 @ 102), 7.800%
                                    due 8/15/13                                                                     1,038,420
   1,000,000   AAA                Special Tax, Series A, (Call 8/15/00 @ 102), 7.800% due 8/15/15                   1,108,750
   1,905,000   AAA              Oxnard Public Facilities Corp., COP, Wastewater Treatment Plant
                                  Project, AMBAC-Insured, (Call 9/1/99 @ 100), 7.500%
                                    due 9/1/06                                                                      2,012,156
   1,000,000   AAA              Rancho Mirage COP, Eisenhower Memorial Hospital, Joint Powers
                                  Financing Authority, (Call 3/1/02 @ 102), 7.000% due 3/1/22                       1,125,000
   2,000,000   AAA              Rancho Water District Financing Authority Revenue, Regular Fixed
                                  Option Bonds, AMBAC-Insured, (Call 9/11/01 @ 102),
                                    6.427% due 8/17/21                                                              2,187,500
   2,500,000   AAA              Riverside County Asset Leasing Corp., Leasehold Revenue,
                                  (Riverside County Hospital Project), Series A,
                                  (Call 6/1/99 @ 102), 7.400% due 6/1/14                                            2,662,500
   1,000,000   AAA              San Bernadino County COP, (West Valley Detention Center Project),
                                  (Call 11/1/98 @ 102), 7.700% due 11/1/18                                          1,046,370
   1,000,000   AAA              San Buenaventura COP, AMBAC-Insured, (Call 10/1/00 @ 102),
                                  7.500% due 10/1/20                                                                1,107,500
   1,700,000   AAA              Upland Hospital Revenue, COP, San Antonio Community Hospital,
                                  (Call 1/1/99 @ 102), 7.800% due 1/1/18                                            1,789,962
   1,300,000   AAA              Yolo County Flood Control & Water Conservation District, COP,
                                  FGIC-Insured, (Call 7/15/03 @ 100), 7.125% due 7/15/15                            1,490,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   46,992,773
-----------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 1.9%
   2,770,000   AAA              Fresno County Finance Authority, Solid Waste Revenue Bonds,
                                  American Avenue Landfill, MBIA-Insured, 5.750% due 5/15/14                        2,950,050
                                Inland Empire Solid Waste Authority Revenue, FSA-Insured:
   5,000,000   AAA                6.250% due 8/1/11(d)                                                              5,612,500
   2,500,000   AAA                6.000% due 8/1/16(d)                                                              2,700,000
     500,000   BBB+             Kings County Waste Management Authority, Solid Waste Revenue,
                                  7.200% due 10/1/14(d)                                                               558,750


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Solid Waste -- 1.9% (continued)
 $ 1,000,000   BB               Nevada County COP, 7.500% due 6/1/21                                              $ 1,067,500
   4,135,000   Baa1*            South Napa Waste Management Authority Revenue, (Solid Waste
                                  Transfer Facilities Project), 6.500% due 2/15/14(d)                               4,419,281
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,308,081
-----------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 5.3%
   2,000,000   AAA              Anaheim Public Finance Authority, Tax Allocation Revenue, Regular
                                  Fixed Option Bonds, MBIA-Insured, 6.450% due 12/28/18                             2,285,000
   1,000,000   Baa*             Azusa Redevelopment Agency, Tax Allocation, Merged Project Area,
                                  Series A, 6.750% due 8/1/23                                                       1,075,000
   1,200,000   AAA              Bay Area Government Assessment, Tax Allocation, Redevelopment
                                  Agency Pool, Series A6, FSA-Insured, 5.250% due 12/15/17                          1,215,000
     295,000   AAA              Brea Public Finance Authority, Tax Allocation, MBIA-Insured,
                                  7.000% due 8/1/15                                                                   325,606
      30,000   AAA              Concord Redevelopment Agency, Tax Allocation, Series 3,
                                  BIG-Insured, 8.000% due 7/1/18                                                       30,995
   6,000,000   AAA              Corona Redevelopment Agency, Tax Allocation, Redevelopment
                                  Project Area A, Series A, FGIC-Insured, 5.500% due 9/1/24                         6,180,000
   1,000,000   AAA              El Centro Redevelopment Tax Allocation, MBIA-Insured,
                                  6.375% due 11/1/17                                                                1,122,500
   4,160,000   AAA              Fontana Public Finance Authority, Tax Allocation, MBIA-Insured,
                                  Series A, 5.000% due 9/1/20                                                       4,056,000
   3,275,000   BBB+             Garden Grove Community Development Agency, Tax Allocation,
                                  (Garden Grove Community Project), 5.700% due 10/1/08                              3,418,281
   2,000,000   Baa*             Hawthorne Community Redevelopment, Tax Allocation,
                                  (Project Area 2), 6.625% due 9/1/14                                               2,172,500
   1,000,000   AAA              Irwindale Community Redevelopment Agency, Tax Allocation, (City
                                  Industrial Development Project), FSA-Insured, 5.000% due 8/1/17                     982,500
                                Rancho Cucamonga Redevelopment, Tax Allocation, (Rancho
                                  Redevelopment Project), MBIA-Insured:
   2,445,000   AAA                  5.250% due 9/1/16                                                               2,481,675
   5,000,000   AAA                  5.250% due 9/1/26                                                               5,018,750
  15,325,000   AAA              San Jose Redevelopment Agency, (Merged Area Redevelopment
                                  Project), MBIA-Insured, 5.000% due 8/1/20                                        14,980,188
   2,000,000   AAA              Vista Community Development, Tax Allocation Revenue, Vista
                                  Redevelopment Project Area, MBIA-Insured, 5.250% due 9/1/15                       2,027,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   47,371,495
-----------------------------------------------------------------------------------------------------------------------------
Transportation -- 8.8%
   5,375,000   AAA              Los Angeles County Metropolitan Transportation Authority, Sales Tax
                                  Revenue, Series A, Proposition C, Second Series, AMBAC-Insured,
                                  5.000% due 7/1/25                                                                 5,227,188
   5,000,000   AA               Los Angeles Harbor Department Revenue, Series B, 5.375%
                                  due 11/1/15(d)                                                                    5,081,250
   2,000,000   A                Port of Oakland Special Facilities Revenue, Series A, 6.750%
                                  due 1/1/12(d)                                                                     2,142,500
   9,000,000   AAA              Sacramento County Airport System Revenue, Series A,
                                  MBIA-Insured, 5.900% due 7/1/24(d)                                                9,596,250
     400,000   A1*              Sacramento Regional Transportation District, COP, Series A,
                                  6.400% due 3/1/03                                                                   434,000
   3,000,000   AAA              San Francisco Airport Community International Corp., Lease Revenue,
                                  FGIC-Insured, 6.500% due 5/1/19(d)                                                3,337,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Transportation -- 8.8% (continued)
 $   180,000   AAA              San Francisco Airport Improvement Corp., Lease Revenue,
                                  (Escrowed to Maturity with U.S. government securities),
                                  8.000% due 7/1/13                                                               $   220,500
                                San Joaquin Hills California Transportation Corridor Agency Toll Road
                                  Revenue, (Escrowed to Maturity with U.S. government securities):
   5,000,000   AAA                  Zero coupon due 1/1/14(c)                                                       2,281,250
  60,000,000   AAA                  Zero coupon due 1/1/16(c)                                                      24,825,000
  17,500,000   AAA                  Zero coupon due 1/1/17(c)                                                       6,890,625
  25,000,000   AAA                  Zero coupon due 1/1/18(c)                                                       9,218,750
  20,000,000   AAA                  Zero coupon due 1/1/19(c)                                                       7,025,000
                                San Jose Airport Revenue Bonds, FGIC-Insured:
     200,000   AAA                5.400% due 3/1/04(d)                                                                212,500
   1,500,000   AAA                5.500% due 3/1/07(d)                                                              1,599,375
   1,250,000   A*               Santa Barbara COP, (Harbor Reference Project), 6.750% due 10/1/27                   1,353,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   79,444,813
-----------------------------------------------------------------------------------------------------------------------------
Utilities -- 4.6%
   1,110,000   A-               Northern California Power Agency Public Power Refunding,
                                  (Geothermal Project No. 3), Series A, 5.000% due 7/1/09                           1,108,613
   4,600,000   VMIG1*           Orange County Sanitation District, COP, 3.650% due 8/1/15(b)                        4,600,000
   2,000,000   AAA              Redding Electric System Revenue, COP, Regular Linked SAVRS & RIBS,
                                  MBIA-Insured, 6.368% due 7/1/22                                                   2,337,500
   2,670,000   AAA              Redding Joint Powers Finance Authority, Electric System Revenue,
                                  Series D, MBIA-Insured, 5.250% due 6/1/15                                         2,720,062
                                Sacramento Municipal Utility District Electric Revenue:
                                  Series D:
   4,000,000   AAA                  FGIC-Insured, 5.250% due 11/15/12                                               4,115,000
   4,500,000   AAA                  MBIA-Insured, 5.250% due 11/15/20                                               4,505,625
   3,000,000   A                  Series E, 5.700% due 5/15/12                                                      3,097,500
   5,425,000   AAA                Series I, MBIA-Insured, 5.750% due 1/1/15                                         5,770,844
   3,000,000   AAA                Series L, MBIA-Insured, 5.250% due 7/1/17                                         3,018,750
                                Southern California Public Power Authority:
   5,000,000   AAA                Power Project Revenue, (Mead Adelanto Project), Series A,
                                    AMBAC-Insured, 5.000% due 7/1/17                                                4,918,750
   3,000,000   AAA                Transmission Project Revenue, MBIA-Insured, 5.750% due 7/1/21                     3,127,500
   1,960,000   BBB-             Trinity County, Public Utility District, COP, Electric District Facilities,
                                  6.750% due 4/1/23(d)                                                              2,082,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   41,402,644
-----------------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 23.6%
      8,000,000   AAA           Arcade Water District Revenue, COP, FGIC-Insured, 5.000%
                                  due 11/1/17                                                                       7,870,000
                                California State Department of Water, Central Valley Project Revenue:
                                  Series O:
      1,000,000   AA                5.000% due 12/1/22                                                                973,750
      2,235,000   AA                4.750% due 12/1/25                                                              2,109,281
                                  Series S:
      5,000,000   AA                5.000% due 12/1/19                                                              4,925,000
      5,000,000   AA                5.000% due 12/1/22                                                              4,900,000
      6,750,000   AA                5.000% due 12/1/29                                                              6,572,813
                                East Bay Municipal Utility District, FGIC-Insured:
                                  Wastewater Treatment Systems Revenue:
      4,155,000   AAA               4.750% due 6/1/21                                                               3,947,250
      9,300,000   AAA               5.000% due 6/1/26                                                               9,079,125


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                           1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            February 28, 1998
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING                                         SECURITY                                                VALUE
=============================================================================================================================
Water & Sewer -- 23.6% (continued)
                                  Water Systems Revenue:
 $ 7,500,000   AAA                  5.000% due 6/1/15                                                             $ 7,434,375
   1,750,000   AAA                  5.000% due 6/1/16                                                               1,736,875
   5,000,000   AAA                  4.750% due 6/1/21                                                               4,750,000
   8,400,000   AAA                  5.000% due 6/1/26                                                               8,200,500
                                Eastern Municipal Water District, COP, Water & Sewer Revenue,
                                  Series A:
                                    FGIC-Insured:
   1,000,000   AAA                    6.750% due 7/1/12                                                             1,206,250
   1,000,000   AAA                    5.375% due 7/1/13                                                             1,041,250
  17,750,000   AAA                  MBIA-Insured, 5.250% due 7/1/23                                                17,794,375
                                El Centro Financing Authority, Water & Wastewater Revenue,
                                  Series A, AMBAC-Insured:
   1,500,000   AAA                  5.125% due 10/1/17                                                              1,498,125
   1,900,000   AAA                  5.125% due 10/1/27                                                              1,878,625
                                Fresno Sewer Revenue, Series A, MBIA-Insured:
  18,150,000   AAA                5.000% due 9/1/23                                                                17,718,938
   7,400,000   AAA                4.750% due 9/1/26                                                                 6,983,750
                                Irvine Ranch Water District Joint Powers Agency, Local Pool Revenue:
                                  AIG Investment Agreement:
   9,000,000   A+                   7.800% due 2/15/08(c)                                                           9,015,480
   1,750,000   A+                   7.875% due 2/15/23(c)                                                           1,753,062
   9,500,000   A+                 FNMA Investment Agreement, Issue II, 8.250% due 8/15/23(c)                        9,673,185
     200,000   AA               Los Angeles COP, 6.600% due 11/1/99                                                   209,250
                                Los Angeles Waste Water System Revenue:
   2,430,000   AAA                Series A, MBIA-Insured, 5.700% due 6/1/09                                         2,606,175
  12,330,000   AAA                Series D, FGIC-Insured, 4.700% due 11/1/17                                       11,682,675
   4,500,000   AA               Metropolitan Water District, Southern California Waterworks Revenue,
                                  Series C, 5.250% due 7/1/16                                                       4,590,000
   5,000,000   AAA              Modesto Irrigation District Financing Authority Revenue, Series A,
                                  MBIA-Insured, 6.000% due 10/1/15                                                  5,481,250
   6,045,000   AAA              Orange Cove Irrigation District Revenue, COP, (Rehabilitation Project),
                                  AMBAC-Insured, 5.000% due 2/1/17                                                  5,969,437
   4,560,000   AAA              Pittsburg Public Finance Authority, Waste Water Revenue, Series A,
                                  FGIC-Insured, 5.375% due 6/1/22                                                   4,645,500
   2,855,000   AAA              Pomona Public Financing Authority, Series Q, MBIA-Insured,
                                  5.750% due 12/1/15                                                                3,037,005
  28,875,000   AAA              San Diego PFA Sewer Revenue, FGIC-Insured, 5.000% due 5/15/20                      28,261,405
  15,000,000   Aa*              San Francisco Public Utility, Community Water Revenue,
                                  5.000% due 11/1/26                                                               14,643,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  212,188,456
-----------------------------------------------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS -- 100%
                                (Cost-- $826,760,080**)                                                          $899,081,883
=============================================================================================================================

(a) Bonds escrowed with U.S. Government Securities and Bonds escrowed to maturity with U.S. Government Securities are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(c) Security partially segregated by Custodian for open purchase and/or futures contracts commitments.

(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

**    Aggregate cost for Federal income tax purposes is substantially the same.

See pages 18 and 19 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  17

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Rating Services ("Standard & Poor's") except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA"' have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB     -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's or
          Moody's.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG         -- Association of Bay Area Governments
AIG          -- American International Guaranty
AMBAC        -- AMBAC Indemnity Corporation
BAN          -- Bond Anticipation Notes
BIG          -- Bond Investors Guaranty
CGIC         -- Capital Guaranty Insurance Company
CHFCLI       -- California Health Facility Construction Loan Insurance
CONNIE LEE   -- College Construction Loan Insurance Association
COP          -- Certificate of Participation
EDA          -- Economic Development Authority
ETM          -- Escrowed To Maturity
FAIRS        -- Floating Adjustable Interest Rate Securities
FGIC         -- Financial Guaranty Insurance Company
FHA          -- Federal Housing Administration
FHLMC        -- Federal Home Loan Mortgage Corporation
FNMA         -- Federal National Mortgage Association
FRTC         -- Floating Rate Trust Certificates
FSA          -- Federal Savings Association
GIC          -- Guaranteed Investment Contract
GNMA         -- Government National Mortgage Association
GO           -- General Obligation
HDC          -- Housing Development Corporation
HFA          -- Housing Finance Authority
IDA          -- Industrial Development Agency
IDB          -- Industrial Development Board
IDR          -- Industrial Development Revenue
INFLOS       -- Inverse Floaters
ISD          -- Independent School District
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance Corporation
MVRICS       -- Municipal Variable Rate Inverse Coupon Security
PCR          -- Pollution Control Revenue
PSF          -- Permanent School Fund
RAN          -- Revenue Anticipation Notes
RIBS         -- Residual Interest Bonds
SAVRS        -- Select Auction Variable Rate Securities
TAN          -- Tax Anticipation Notes
TECP         -- Tax Exempt Commercial Paper
TOB          -- Tender Option Bonds
TRAN         -- Tax and Revenue Anticipation Notes
SYCC         -- Structured Yield Curve Certificate
VA           -- Veterans Administration
VRDD         -- Variable Rate Daily Demand
VRWE         -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney California Municipal Fund Inc.                                   19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            February 28, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $826,760,080)                               $899,081,883
   Cash                                                                           398,447
   Interest receivable                                                         11,529,370
   Receivable for Fund shares sold                                              5,387,749
   Receivable for securities sold                                               4,712,464
   Other assets                                                                    10,169
-----------------------------------------------------------------------------------------
   Total Assets                                                               921,120,082
-----------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                             5,945,487
   Dividends payable                                                            1,638,305
   Distribution fees payable                                                      250,913
   Investment advisory fees payable                                               205,523
   Administration fees payable                                                    151,068
   Payable for Fund shares purchased                                               27,038
   Accrued expenses                                                               149,497
-----------------------------------------------------------------------------------------
   Total Liabilities                                                            8,367,831
-----------------------------------------------------------------------------------------
Total Net Assets                                                             $912,752,251
=========================================================================================
NET ASSETS:
   Par value of capital shares                                                $    53,732
   Capital paid in excess of par value                                        835,638,141
   Overdistributed net investment income                                       (1,148,305)
   Accumulated net realized gain from security transactions
  and futures contracts                                                         5,786,568
   Net unrealized appreciation of investments
  and futures contracts                                                        72,422,115
-----------------------------------------------------------------------------------------
Total Net Assets                                                             $912,752,251
=========================================================================================
Shares Outstanding:
   Class A                                                                     39,110,887
   --------------------------------------------------------------------------------------
   Class B                                                                     12,732,201
   --------------------------------------------------------------------------------------
   Class C                                                                      1,888,473
   --------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                  $16.99
   --------------------------------------------------------------------------------------
   Class B*                                                                        $16.98
   --------------------------------------------------------------------------------------
   Class C**                                                                       $16.97
   --------------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)                       $17.70
=========================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 3).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended February 28, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                                                  $46,838,302
----------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                                           2,479,000
   Distribution fees (Note 3)                                                  2,326,035
   Administration fees (Note 3)                                                1,587,128
   Shareholder and system servicing fees                                         182,949
   Shareholder communications                                                     72,920
   Audit and legal                                                                61,841
   Registration fees                                                              50,290
   Directors' fees                                                                40,879
   Pricing service fees                                                           35,916
   Custody                                                                        32,877
   Other                                                                          13,986
----------------------------------------------------------------------------------------
   Total Expenses                                                              6,883,821
----------------------------------------------------------------------------------------
Net Investment Income                                                         39,954,481
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES4 AND 5):
   Realized Gain From:
     Security transactions (excluding short-term securities)                  15,837,097
     Futures contracts                                                           200,125
----------------------------------------------------------------------------------------
   Net Realized Gain                                                          16,037,222
----------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures:
     Beginning of year                                                        39,159,358
     End of year                                                              72,422,115
----------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                    33,262,757
----------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                 49,299,979
----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                       $89,254,460
========================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended February 28,
--------------------------------------------------------------------------------

                                                                 1998            1997
==========================================================================================
OPERATIONS:
   Net investment income                                    $ 39,954,481     $ 38,464,345
   Net realized gain                                          16,037,222       13,674,000
   Increase (decrease) in net unrealized appreciation         33,262,757       (6,967,210)
------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                     89,254,460       45,171,135
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                     (40,945,727)     (38,621,404)
   Net realized gains                                        (11,749,638)      (9,156,095)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From
   Distributions to Shareholders                             (52,695,365)     (47,777,499)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                          171,885,490      105,614,153
   Net asset value of shares issued for reinvestment
      of dividends                                            29,781,914       27,141,633
   Cost of shares reacquired                                 (94,186,514)    (107,613,987)
------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions       107,480,890       25,141,799
------------------------------------------------------------------------------------------
Increase in Net Assets                                       144,039,985       22,535,435
NET ASSETS:
   Beginning of year                                         768,712,266      746,176,831
------------------------------------------------------------------------------------------
   End of year*                                             $912,752,251     $768,712,266
==========================================================================================
  * Includes overdistributed net investment income of:       $(1,148,305)       $(157,059)
==========================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney California Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices as provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended ("Code"), pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in deter mining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. The investment advisory fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the year ended February 28, 1998, SB received sales charges of approximately $1,357,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% for the first year after purchase and thereafter by 1.00% per year until no


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended February 28, 1998, CDSCs paid to SB were:

                  Class A     Class B    Class C
=================================================
CDSCs             $38,000    $263,000     $5,000
=================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended February 28, 1998, total Distribution Plan fees incurred were:

                           Class A       Class B    Class C
===========================================================
Distribution Plan Fees    $915,346    $1,244,383   $166,306
===========================================================

All officers and one Director of the Fund are employees of SB.

4. Investments

During the year ended February 28, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===========================================
Purchases                      $411,815,883
-------------------------------------------
Sales                           352,831,437
===========================================

At February 28, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

============================================
Gross unrealized appreciation   $72,584,665
Gross unrealized depreciation      (262,862)
--------------------------------------------
Net unrealized appreciation     $72,321,803
============================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of)the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


--------------------------------------------------------------------------------
24                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At February 28, 1998, the Fund had the following open futures contracts:

                              Expiration       # of          Basis        Market      Unrealized
                              Month/Year     Contracts       Value         Value         Gain
================================================================================================
Future contracts to sell:
Municipal Bond Index             3/98           150       $18,578,437   $18,478,125    $100,312
================================================================================================

6. Capital Shares

At February 28, 1998, the Fund had 500 million shares of $0.001 par value capital stock authorized. The Fund has the ability to establish multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At February 28, 1998, total paid-in capital amounted to the following for each class:

                                                 Class A         Class B         Class C
==========================================================================================
Total Paid=in Capital                         $598,403,679    $206,392,613     $30,895,581
==========================================================================================

Transactions in shares of each class were as follows:

                                        Year Ended                  Year Ended
                                    February 28, 1998*       February 28, 1997**
                             ------------------------------- -----------------------------
                          Shares         Amount           Shares         Amount
==========================================================================================
Class A
Shares sold                    6,214,750     $103,679,768      3,464,432     $(55,882,110
Shares issued on reinvestment  1,316,448       21,906,147      1,294,680       20,922,197
Shares redeemed               (4,019,227)     (66,642,233)    (4,853,482)     (78,341,730)
------------------------------------------------------------------------------------------
Net Increase (Decrease)        3,511,971     $ 58,943,682        (94,370)    $ (1,537,423)
==========================================================================================
Class B
Shares sold                    2,887,789     $ 48,061,691      2,129,481     $(34,296,606
Shares issued on reinvestment    413,966        6,891,397        355,573        5,749,381
Shares redeemed               (1,236,051)     (20,591,600)    (1,198,383)     (19,306,526)
------------------------------------------------------------------------------------------
Net Increase                   2,065,704     $ 34,361,488      1,286,671     $(20,739,461
==========================================================================================
Class C
Shares sold                      973,664     $ 16,181,597        464,736     $( 7,491,127
Shares issued on reinvestment     56,783          947,401         29,081          470,055
Shares redeemed                 (169,042)      (2,817,702)      (129,633)      (2,088,302)
------------------------------------------------------------------------------------------
Net Increase                     861,405     $ 14,311,296        364,184     $( 5,872,880
==========================================================================================
Class Y
Shares sold                      249,488      $ 3,962,434        485,294     $  7,944,310
Shares issued on reinvestment      2,241           36,969             --               --
Shares redeemed                 (251,729)      (4,134,979)      (485,294)      (7,877,429)
------------------------------------------------------------------------------------------
Net Increase (Decrease)               --       $ (135,576)            --        $  66,881
==========================================================================================

* For Class Y shares, transactions are for the period from April 16, 1997 (inception date) to October 24, 1997.

** For Class Y shares, transactions are for the period from December 5, 1996 (incepetion date) to February 27, 1997.

7. Concentration of Credit

The Fund primarily invests in debt obligations issued by the State of California and local governments in the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                 1998         1997        1996(1)         1995        1994(1)
===========================================================================================================
Net Asset Value, Beginning of Year            $16.26       $16.31       $15.40         $16.15       $16.70
-----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                         0.82         0.85         0.85           0.89         0.86
  Net realized and unrealized gain (loss)       0.98         0.15         0.93          (0.56)        0.08
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                    1.80         1.00         1.78           0.33         0.94
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.84)       (0.85)       (0.84)         (0.89)       (0.84)
  Net realized gains                           (0.23)       (0.20)       (0.03)         (0.19)       (0.65)
-----------------------------------------------------------------------------------------------------------
Total Distributions                            (1.07)       (1.05)       (0.87)         (1.08)       (1.49)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.99       $16.26       $16.31         $15.40       $16.15
-----------------------------------------------------------------------------------------------------------
Total Return                                   11.44%        6.37%       11.93%          2.46%        5.92%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $664,471     $578,687     $582,324       $401,743     $425,181
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.70%        0.71%        0.76%          0.80%        0.80%
  Net investment income                         4.97         5.29         5.26           5.76         5.20
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           43%          60%          44%            59%          76%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class B Shares                                 1998            1997           1996(1)            1995           1994(1)
=======================================================================================================================
Net Asset Value, Beginning of Year            $16.25          $16.32          $15.40            $16.15          $16.70
-----------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                         0.74            0.76            0.75              0.81            0.77
  Net realized and unrealized gain (loss)       0.98            0.14            0.96             (0.57)           0.09
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    1.72            0.90            1.71              0.24            0.86
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.76)          (0.77)          (0.76)            (0.80)          (0.76)
  Net realized gains                           (0.23)          (0.20)          (0.03)            (0.19)          (0.65)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.99)          (0.97)          (0.79)            (0.99)          (1.41)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.98          $16.25          $16.32            $15.40          $16.15
-----------------------------------------------------------------------------------------------------------------------
Total Return                                   10.88%           5.73%          11.39%             1.89%           5.40%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $216,234        $173,347        $153,044          $127,888        $107,740
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.21%           1.23%           1.29%             1.32%           1.33%
  Net investment income                         4.45            4.75            4.71              5.25            4.67
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           43%             60%             44%               59%             76%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year:

Class C Shares                          1998         1997        1996(1)        1995(2)
=======================================================================================
Net Asset Value, Beginning of Year     $16.24       $16.31       $15.40         $14.19
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                  0.73         0.75         0.78           0.24
  Net realized and unrealized gain       0.98         0.15         0.92           1.39*
---------------------------------------------------------------------------------------
Total Income From Operations             1.71         0.90         1.70           1.63
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.75)       (0.77)       (0.76)         (0.23)
  Net realized gains                    (0.23)       (0.20)       (0.03)         (0.19)
---------------------------------------------------------------------------------------
Total Distributions                     (0.98)       (0.97)       (0.79)         (0.42)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year           $16.97       $16.24       $16.31         $15.40
---------------------------------------------------------------------------------------
Total Return                            10.83%        5.68%       11.30%         11.72%++
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $32,047      $16,678      $10,809           $762
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.26%        1.29%        1.39%          1.37%+
  Net investment income                  4.39         4.69         4.44           5.19+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                    43%          60%          44%            59%
=======================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from November 14, 1994 (inception date) to February 28, 1995.

* The amount shown may not agree with the change in aggregate gains and losses of portfolio securities due to the timing of sales and the redemptions of Fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.


--------------------------------------------------------------------------------
28                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney California Municipal Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney California Municipal Fund Inc. as of February 28, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended February 28, 1995 were audited by other auditors whose report thereon, dated April 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1998, by correspondence with the custodian. As to securities purchased and sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney California Municipals Fund Inc. as of February 28, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                          /s/ KPMG Peat Marwick LLP

New York, New York
April 15, 1998


--------------------------------------------------------------------------------
Smith Barney California Municipals Fund Inc.                                  29

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended February 28, 1998:

      o 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

      o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

            o     Total long-term capital gain distributions paid of $5,746,504.

                  $2,245,734 are considered "28 percent rate gains".

                  $3,500,770 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
30                                            1998 Annual Report to Shareholders

Smith Barney California Municipals Fund Inc.

Directors

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius Rose

James J. Crisona, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney California Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney

      A Member of TravelerGroup[LOGO]

Smith Barney
California Municipals Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com
FD0434 4/98